UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):

                                 March 16, 1998

                        AmeriComm Direct Marketing, Inc.



         Delaware               333-08925               23-2574778
     -----------------       --------------       ---------------------
      (State or other         (Commission             (IRS Employer
      jurisdiction of         File Number)         Identification No.)
      incorporation)


                           5775 Peachtree Dunwoody Rd.
                                   Suite C-150
                             Atlanta, Georgia 30342
               (Address of principal executive offices) (Zip code)




              Registrant's telephone number, including area code:

                                 (404) 256-1123

Item 2.   Acquisition or Disposition of Assets

          On March 16, 1998, AmeriComm Direct Marketing, Inc. ("ADMI") purchased all of the outstanding capital stock of Cardinal Marketing, Inc. and Cardinal Marketing of New Jersey, Inc. (collectively referred to as "Cardinal") pursuant to the terms of a Stock Purchase Agreement by and among ADMI, Cardinal and the former stockholders of Cardinal, Messrs. James Smith, Christopher Smith and Douglas Smith. The aggregate purchase price was $4 million plus transaction costs. At the closing of the acquisition, $0.5 million of the aggregate purchase price was deposited into an escrow account to cover potential indemnification claims of ADMI against the former stockholders of Cardinal. Additional consideration of $600,000 will be paid to the former stockholders of Cardinal for their agreement not-to-compete with ADMI, of which $200,000 was paid on March 16, 1998 and the remaining $400,000 will be paid in two equal annual installments commencing March 16, 1999. Upon consummation of this acquisition, Cardinal was merged into ADMI.

          Cardinal operates facilities in two locations through which it provides direct mail products and services, including turnkey credit card optimization programs, customized telemarketing campaigns and other direct marketing offerings. ADMI currently intends that the assets of Cardinal will be used by ADMI in a manner generally consistent with the use of such assets by Cardinal immediately prior to the consummation of the acquisition.

          To fund the acquisition of Cardinal, ADMI borrowed monies from its existing revolving loan facility with Heller Financial, Inc.

Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

               1. To be filed by amendment as soon as is practicable, but no later than 60 days after this report on Form 8-K must be filed.

          (b)  Pro forma financial information.

               1. To be filed by amendment as soon as is practicable, but no later than 60 days after this report on Form 8-K must be filed.

          (c)  Exhibits.

               2.1  Stock Purchase Agreement, dated as of March 16, 1998, by and
                    among  ADMI,   Cardinal  and  the  former   stockholders  of
                    Cardinal.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICOMM DIRECT MARKETING, INCORPORATED



Date: March 27, 1998                    By:  Robert B. Webster
      --------------                         -----------------
                                             Name:   Robert B. Webster
                                             Title:  Executive Vice President
                                                     and Chief Financial Officer

                          CARDINAL MARKETING, INC. AND
                     CARDINAL MARKETING OF NEW JERSEY, INC.
                        COMBINED UNAUDITED BALANCE SHEETS
                                DECEMBER 31, 1997
                    (With Comparative Unaudited Amounts for
                 December 31, 1996 of Cardinal Marketing, Inc.)

ASSETS
                                                1997                 1996
                                                ----                 ----
CURRENT ASSETS:
     Cash                                     1,645,614            2,257,838
     Accounts Receivable                        551,201              538,194
     Inventories                                 57,595               45,373
     Prepaid Expenses                            24,743               11,308
                                             -----------          -----------

         Total Current Assets                 2,279,153            2,852,713

PROPERTY AND EQUIPMENT, at cost:
     Furniture and fixtures                      83,200               78,953
     Equipment                                  300,234              287,665
     Computer equipment                         539,530              433,213
     Leasehold improvements                      22,704                9,108
                                             -----------          -----------
                                                945,668              808,939
         Less accumulated depreciation          718,211              739,182
                                             -----------          -----------
     Net property and equipment                 227,457               69,757

OTHER ASSETS                                     10,978               10,978
                                             -----------          -----------

                                             $2,517,588           $2,933,448
                                             ===========          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                           197,280              108,498
     Customer deposits - postage                163,387              306,600
     Customer deposits - other                   33,520              147,748
     Accrued expenses                           292,548              119,092
                                             -----------          -----------
         Total current liabilities              686,735              681,938

STOCKHOLDERS' EQUITY:
     Capital stock                               45,251                1,422
     Paid-in capital                             31,850               31,850
     Retained earnings                        1,776,049            2,240,535
     Treasury stock                             (22,297)             (22,297)
                                             -----------          -----------
         Total stockholders' equity           1,830,853            2,251,510

                                             $2,517,588           $2,933,448
                                             ===========          ===========

                          CARDINAL MARKETING, INC. AND
                     CARDINAL MARKETING OF NEW JERSEY, INC.
          COMBINED UNAUDITED STATEMENTS OF INCOME AND RETAINED EARNINGS
                       FOR THE YEAR ENDED DECEMBER 31,1997
                    (With Comparative Unaudited Amounts for
                 December 31, 1996 of Cardinal Marketing, Inc.)

                                                 1997                 1996
                                                 ----                 ----
REVENUES
     Sales                                     6,917,841            8,547,142
     Computer services                           299,917              380,870
                                             -----------          -----------
                                               7,217,758            8,928,012

COST OF SALES                                  4,331,331            5,810,247
                                             -----------          -----------

     Gross profit                              2,886,427            3,117,765

SELLING EXPENSES                               1,002,827              879,344

ADMINISTRATIVE EXPENSES                          953,617              997,145
                                             -----------          -----------

     Income from operations                      929,983            1,241,276

OTHER INCOME, net                                 95,164               64,195
                                             -----------          -----------

     Net income before taxes                   1,025,147            1,305,471

PROVISION FOR INCOME TAX                           3,026               25,300

     Net income                                1,022,121            1,280,171

RETAINED EARNINGS, beginning of year           2,240,535            2,035,443

DIVIDEND DISTRIBUTIONS                         1,486,607            1,075,079
                                             -----------          -----------

RETAINED EARNINGS, end of year                 1,776,049            2,240,535
                                             ===========          ===========

                          CARDINAL MARKETING, INC. AND
                     CARDINAL MARKETING OF NEW JERSEY, INC.
                   COMBINED UNAUDITED STATEMENTS OF CASH FLOWS
                       FOR THE YEAR ENDED DECEMBER 31,1997
                    (With Comparative Unaudited Amounts for
                 December 31, 1996 of Cardinal Marketing, Inc.)

                                                                                     1997                 1996
                                                                                     ----                 ----
CASH FLOWS FROM OPERATING ACTIVITIES:
     Cash received from sales to customers                                         6,780,272            8,299,324
     Cash received from postage advances                                           4,580,920            9,138,464
     Cash paid for operating expenses                                            (6,025,537)          (7,781,756)
     Cash paid for postage                                                       (4,286,760)          (8,769,032)
     Dividends received                                                               41,610                4,241
     State income tax refund                                                          13,468                    0
     State income taxes paid                                                        (13,150)             (43,096)
                                                                              ---------------       --------------
         Net cash provided by operating activities                                 1,090,823              848,145
                                                                              ---------------       --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Acquisition of property and equipment                                         (216,440)             (44,358)
     Disposals of property and equipment                                                   0               43,829
                                                                              ---------------       --------------
         Net cash used by investing activities                                     (216,440)                (529)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Dividends paid                                                              (1,486,607)          (1,075,079)
                                                                              ---------------       --------------

         Net decrease in cash                                                      (612,224)            (227,463)

CASH:
     Beginning of year                                                             2,257,838            2,485,301
                                                                              ---------------       --------------
     End of year                                                                   1,645,614            2,257,838
                                                                              ===============       ==============

RECONCILIATION OF NET INCOME TO
NET CASH PROVIDED BY OPERATING ACTIVITIES
     Net Income                                                                    1,022,121            1,280,171
     Adjustments to reconcile net income to
     net cash provided by operating activities:
         Depreciation                                                                 99,971               80,502
         Loss on disposal of fixed assets                                              2,598                2,103
         Changes in assets and liabilities:
              Decrease in accounts receivable                                       (13,007)            (167,230)
              Increase (decrease) in accounts receivable                            (12,222)              144,361
              Increase (decrease) in prepaid expenses                               (13,435)                7,820
              Increase (decrease) in accounts payable                                 88,782             (98,863)
              Decrease in customer deposits - postage                              (143,213)            (300,576)
              Decrease in customer deposits - other                                (114,228)            (131,984)
              Increase in accrued expenses                                           173,456               31,841
                                                                              ---------------       --------------
              Net cash provided by operating activities                            1,090,823              848,145
                                                                              ===============       ==============